SUPPLEMENT DATED AUGUST 1, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST


The last paragraph at the end of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted and replaced in its entirety with the following for the JNL/Oppenheimer Global Growth Fund:

Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby is Senior Vice President of Oppenheimer (since July 1994). He has been principally responsible for the day-to-day management of the Fund's portfolio since December 1995. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and Ph.D. in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation. Mr. Bhaman is a Vice President of Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

This Supplement is dated August 1, 2004.



(To be used with VC3656 Rev. 05/04, VC3657 Rev. 05/04, VC3723 Rev. 05/04, VC5825
05/04,  NV3174CE Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 05/04, NV4224 Rev.
05/04, VC5526 Rev. 05/04, NV5526 Rev. 05/04, NV5825 Rev. 05/04, FVC4224FT 05/04,
HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                     V5857 8/04